Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2021
Cash and Cash Equivalents
Cash and Cash Equivalents

Note 9. Cash and Cash Equivalents

	As of December 31,
(in thousands of euros)	2019	2020	2021
Other cash equivalents(1)	14,004	12,001	42,900
Cash at bank and at hand	21,837	93,686	43,653
Cash and cash equivalents	35,840	105,687	86,553

(1)Other cash equivalents correspond to short-term bank deposits at Société Générale and Crédit Agricole.

As of December 31, 2021, other cash equivalents include the Codeis term deposit account set up with Société Générale in October 2021 for USD 35 million, or €30.9 million.

This Codeis short-term deposit has a maturity of less than one year, and can be withdrawn at any time, while Treso+, the second short-term deposit for €10 million, has a monthly maturity and has been rolled each month over the current period.